UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2006

                         FRIENDLY ICE CREAM CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

               001-13579                               04-2053130
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       (Commission File Number)             (I.R.S. Employer Identification No.)

    1855 Boston Road, Wilbraham, MA                       01095
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(Address of Principal Executive Offices)                (Zip Code)

                                 (413) 731-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement


         On May 10, 2006, the stockholders of Friendly Ice Cream Corporation (the "Company") approved an amendment to the Friendly Ice Cream Corporation 2003 Incentive Plan (the "Plan"), which increased the number of shares of Common Stock reserved for issuance under the Plan by 300,000 shares from 307,000 shares to 607,000 shares. The Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights, bonus stock, stock units, performance shares, performance units, restricted stock and restricted stock units. All employees of the Company and its subsidiaries and all directors, consultants, and other bona fide service providers are eligible to become participants in the Plan.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 16, 2006          FRIENDLY ICE CREAM CORPORATION


                             By:   /s/ PAUL V. HOAGLAND
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                             Name:  Paul V. Hoagland
                             Title: Executive Vice President of Administration
                                    and Chief Financial Officer

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